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                          PLEDGE AND SECURITY AGREEMENT

      THIS PLEDGE AND SECURITY AGREEMENT, dated as of December 21, 2000, is by and between WILLIAM H. PEARSON (the < < PLEDGOR > >), and COMPLETEL EUROPE N.V., a public limited company incorporated under the laws of The
Netherlands, having its seat at Amsterdam and its principal place of business at Kruisweg 609, 2132 NA Hoofddorp, The Netherlands (referred to herein as either the < < SECURED PARTY > > or the "COMPANY").

                                     RECITAL

      The Pledgor acknowledges that he has borrowed from the Company and has agreed to pay the sum of One Million Five Hundred Thousand Dollars and 00/00 Cents ($1,500,000.00) plus all accrued interest thereon pursuant to a Promissory Note made by the Pledgor payable to the order of the Secured Party, of even date herewith (the < < NOTE > >).

                                    AGREEMENT

      In consideration of the Recital and to induce the Secured Party to accept the Note, the Pledgor hereby agrees as follows for the benefit of the Secured Party and to induce the Pledgor to make the Note and to enter into this Pledge and Security Agreement, the Secured Party hereby agrees as follows for the benefit of the Pledgor:

      1. PLEDGE. The Pledgor hereby pledges, assigns, hypothecates and grants to the Secured Party a first lien on, and security interest in, his right, title and interest in and to One Thousand (1,000) Common units (the "PLEDGED UNITS") of CompleTel LLC, a Delaware Limited Liability Company ("COMPLETEL
LLC") and i) all certificates, instruments, and other documents evidencing the foregoing; (ii) any option, warrant, subscription or right, whether as an addition to or in substitution of all of the foregoing; (iii) any dividends or distributions of any kind whatsoever, whether distributable in cash, stock (except as set forth in paragraph 3 hereof) or other property; (iv) any interest, premium or principal payments with respect to the foregoing; (v) any conversion or redemption proceeds, all renewals, replacements, and substitutions of all of the foregoing; and (vi) all products and proceeds of all of the foregoing (together with the Pledged Units the
< < PLEDGED COLLATERAL > >) as security for the prompt and complete payment when due of all obligations of the Pledgor under the Note.

      2. DIVIDENDS AND DISTRIBUTIONS ON THE PLEDGED UNITS. If, while this Pledge and Security Agreement is in effect, the Pledgor is in default under the Note and the Pledgor shall become entitled to receive or shall receive any dividend payment or distribution in respect of the Pledged Units, excluding distribution of shares of the Secured Party that Pledgor may receive in exchange for all or a portion of the Pledged Units, the Pledgor agrees to instruct CompleTel LLC to deliver such dividend payment or distribution directly to the Secured Party. Notwithstanding the foregoing, if the Pledgor receives a dividend payment or distribution directly from CompleTel LLC which, pursuant to the terms of this paragraph 2 should have been delivered directly to the Security Holder, the Pledgor agrees to accept the same as the Secured Party's agent and to hold the same in trust on behalf of the Secured Party and to deliver the same forthwith to the Secured Party. All such dividend payments received by the Secured Party shall be credited against the obligation of the Pledgor to pay interest to the Secured Party with respect


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to the indebtedness of the Pledgor to the Secured Party under the Note.

      3. DISTRIBUTION OF COMPANY SHARES. In the event Pledgor receives shares of the Secured Party in exchange for all or a portion of Pledgor's Common Units representing the Pledged Units, Pledgor will enter into a deed of pledge in favor of the Secured Party for such shares in accordance with the laws of The Netherlands (the "DEED OF PLEDGE") substantially in the form attached hereto as Exhibit A and will instruct the Secured Party's transfer agent to deliver any certificates in respect of such shares to the Secured Party.

      4. RELEASE OF PLEDGED UNITS. The Secured Party agrees to release the Pledged Units from the lien of this Pledge and Security Agreement at such time as the Pledgor has satisfied in full his obligations under the Note. Further, the Secured Party agrees to release all or a portion of the Pledged Units from the lien of this Pledge and Security Agreement at such time as the Pledgor executes a Deed of Pledge upon the distribution of shares of the Secured Party and duly pledged such shares in accordance with paragraph 3 hereof.

      5. RIGHTS OF THE SECURED PARTY. The Secured Party shall not be liable for failure to collect or realize upon the Pledged Collateral, or any part thereof, or for any delay in so doing, nor shall it be under any obligation to take any action whatsoever with regard thereto. If a default under the Note has occurred and is continuing, the Secured Party may, without notice except for notice of sale as provided in Section 6, exercise all rights, privileges or options pertaining to any Pledged Collateral as if it were the absolute owner thereof, upon such terms and conditions as it may determine, all without liability except to account for property actually received by the Secured Party, but the Secured Party shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

      6. REMEDIES. The Secured Party shall have all the rights and remedies of a secured party under the Uniform Commercial Code of the State of New York (the < < UCC > >). To the extent allowed by applicable law, in the event that a default under the Note has occurred and is continuing, the Secured Party, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of the time and place of public or private sale) to or upon the Pledgor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may collect, receive, appropriate and realize upon the Pledged Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase, contract to sell or otherwise dispose of and deliver the Pledged Collateral, or any part thereof, at public or private sale or sales, at any exchange, or at any of the Secured Party's offices or elsewhere upon such terms and conditions as the Secured Party may deem advisable and at such prices as the Secured Party may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right of the Secured Party upon any such sale or sales, public or private, to purchase the whole or any part of the Pledged Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby expressly waived or released.

      7. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGOR. (a) The Pledgor represents and warrants that on the date hereof and on the date of delivery to the Secured Party of the Pledged Collateral he has, or will have as the case may be, full power, authority and legal right to pledge all of his right, title and interest in and to the Pledged Collateral pursuant to this


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Pledge and Security Agreement and the pledge, assignment and delivery of such
Pledged Collateral pursuant to this Pledge and Security Agreement will create a valid first priority security interest in all right, title or interest of the Pledgor in or to such Pledged Collateral, and the proceeds thereof, subject to no prior pledge, lien, mortgage, hypothecation, security interest, charge, option or encumbrance or to any agreement purporting to grant to any third party a security interest in the property or assets of the Pledgor which would include the Pledged Collateral. The Pledgor covenants and agrees that he will defend the Secured Party's right, title and security interest in and to the Pledged Collateral against the claims and demands of all persons whomsoever.

            (b) The Pledgor represents that he is "located" at 11 Falcon Hills Drive, Highlands Ranch, Colorado 80126.

      8. NO DISPOSITIONS, ETC. Without the prior written consent of the Secured Party, the Pledgor agrees that he will not sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to the Pledged Collateral, nor will he create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Pledged Collateral or any interest therein or any proceeds thereof, except for the lien and security interest provided for by this Pledge and Security Agreement.

      9.    SALE OF COLLATERAL.

            (a) Pledgor recognizes that Secured Party may be unable to effect a public sale of all or any or all of the Pledged Units because of restrictions in applicable federal and state securities laws and that Secured Party may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sale may be at prices and other terms less favorable then what might have been obtained at a public sale and, notwithstanding the foregoing, agrees that each such private sale shall be deemed to have been made in a commercially reasonable manner and that the Secured Party shall be under no obligation to delay a sale of any of the Pledged Units for the period of time necessary for it to register any securities for public sale under the Securities Act of 1933, or under applicable state securities laws

            (b) In the event that the proceeds of any sale of, collection from, or other realization upon, all or any part of the Pledged Collateral by Secured Party are insufficient to pay all amounts to which Secured Party is legally entitled, Pledgor and any party who guaranteed or is otherwise obligated to pay all or any portion of the Note shall be liable for the deficiency, together with interest thereon.

            (c) The Pledgor further agrees to do or cause to be done all such other acts and things as may be necessary to make such sale or sales of any portion or all of the Pledged Units valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Pledgor's expense. The Pledgor further agrees that a breach of any of the covenants contained in this paragraph 9 will cause irreparable injury to the Secured Party, that the Secured Party has no


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adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this paragraph shall be specifically enforceable against the Pledgor and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred under the Note.

      10. FURTHER ASSURANCES. The Pledgor agrees that, at any time and from time to time upon the written request of the Secured Party, the Pledgor will execute and deliver such further documents and do such further acts and things as the Secured Party may reasonably request in order to effect the purposes of this Pledge and Security Agreement.

      11. SEVERABILITY. Any provision of this Pledge and Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      12. NO WAIVER; CUMULATIVE REMEDIES. The Secured Party shall not, by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by the Secured Party, and then only to the extent therein set forth. A waiver by the Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Secured Party would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Secured Party, any right, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

      13. BINDING EFFECT. This Pledge and Security Agreement and all obligations of the Pledgor hereunder shall be binding upon the successors and assigns of the Pledgor, and shall, together with the rights and remedies of the Secured Party hereunder, inure to the benefit of the Secured Party and its successors and assigns. This Pledge and Security Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York. At the option of the Secured Party, an action may be brought to enforce this Pledge and Security Agreement in the State Court in and for The City of New York, Borough of Manhattan, State of New York, or in any other court in which venue and jurisdiction are proper. The Pledgor and all signers or endorsers hereof consent to venue and jurisdiction in the State Court in and for The City of New York, State of New York, and to service of process, under applicable statues, in any action commenced to enforce the rights granted under this Pledge and Security Agreement.

      14. AGENT FOR SERVICE By the execution and delivery of this Pledge and Security Agreement, each of the Pledgor and Secured Party acknowledges that it has, by separate written instrument, designated CT Corporation System, 111 8th Avenue, New York, NY 10011 (and any successor entity), as its authorized agent upon which process may be served in any suit or


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proceeding arising out of or relating to this Pledge and Security Agreement that may be instituted in any federal or state court in the City of New York, State of New York, and acknowledges that CT Corporation System has accepted such designation. All fees charged by CT Corporation to the Pledgor and Secured Party shall be paid by the Pledgor.

      15. COUNTERPARTS This instrument may be executed in any number of counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute but one and the same instrument.

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PLEDGOR:                                        SECURED PARTY:
                                                COMPLETEL EUROPE N.V.



                                          By:
-----------------------------                 -----------------------------
William H. Pearson                              Managing Director


                                          By:
                                              -----------------------------
                                                Managing Director


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